Investor Presentation NYSE: SWM February 2015

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Safe Harbor Statement This presentation may contain “forward-looking statements.” All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward- looking statements. Caution should be taken not to place undue reliance on any such forward-looking statements because actual results may differ materially from the results suggested by these statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Part I, “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K for the period ending December 31, 2013, and those described from time to time in our periodic and other reports filed with the Securities and Exchange Commission. 2

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Agenda Overview Paper & RTL Segments Filtration Segment 3  Growth Catalysts Financials Summary

Overview – Highlights

SWM
engineered for tomorrow

A leading global supplier of highly engineered papers and other advanced materials to a diverse customer base

CIGARETTE PAPER & RECONSTITUTED TOBACCO OPERATIONS (RTL): Global tobacco industry (75%+ of 2014 revenue) is mature, with smoking declines in several key regions; however, long-term growth opportunities include:

- Increasing participation in China; 40% of global tobacco demand
- New RTL mill in China, opened during late 2014
- Low-Ignition Propensity (LIP) cigarette paper, potential international adoptions

FILTRATION / DIVERSIFICATION: Late 2013 acquisition of DelStar was platform investment in high-growth filtration industry and first major step towards diversification; two additional acquisitions in late 2014, expectation for continued M&A and organic investments in non-tobacco areas

LEVERAGE CORE COMPETENCIES: Managing deep customer relationships, operating a global footprint, applying Lean Six Sigma, industry-leading R&D, and navigating highly regulated applications

CAPITAL ALLOCATION: $120+ million of annual free cash flow, intention to return at least one-third to shareholders; remainder to support long-term diversification and selective investments in tobacco business

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential
4

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential 5 Overview – Historical Cash Flow, Dividends, & Buybacks (1) Free Cash Flow from Continuing Operations is equal to Operating Cash from Continuing Operations less capital expenditures and capitalized software expenditures Strong cash flow has enabled a five-fold increase in dividends per share in last three years and more than $200 million in share buybacks since 2011 Return of capital to shareholders has often exceeded the current target of 1/3 of Free Cash Flow; buybacks intended to be opportunistic and balanced with investment needs ($ in Millions) 2011 2012 2013 2014 Net Sales $788.3 $778.5 $772.8 $794.3 Operating Cash provided by Continuing Operations 91.4 178.1 175.8 166.4 Capital Expenditures 60.9 27.2 29.1 35.1 Free Cash Flow from Continuing Operations (1) 29.2 150.0 146.2 130.3 Dividends Paid 10.1 14.1 39.5 44.5 Stock Buybacks 105.0 50.0 0.0 50.0 Total Capital Returned to Shareholders / % of FCF $115.1 ≈ 400% $64.1 43% $39.5 27% $94.5 73%

Overview – Segments/Products

SWM
engineered for tomorrow

Paper

- 34% SWM share in the global tobacco paper industry (excluding China)
- Profit driver is Low-Ignition Propensity paper (LIP), a fire safety product/feature that has been mandated in North America and Europe. South Korea announced 2015 implementation and other countries could adopt over next several years
- In the absence of new LIP adoptions, SWM's tobacco paper business are expected to be influenced by smoking declines in North American and Europe
- JV with Chinese tobacco monopoly to participate in large Chinese cigarette industry, with focus on the fast-growing premium segment
- SWM generates ~12% of segment revenue from non-tobacco specialty papers; strategic focus on profitably expanding diversified paper sales

2014 Revenue ≈ $500 million

* Excludes Chinese JV

Reconstituted Tobacco

- Reconstituted tobacco leaf (RTL) is a tobacco "sheet" created by processing tobacco remnants
- RTL has several key attributes – tar/nicotine delivery reduction, favorable price versus high-grade virgin tobacco leaf, opportunity for flavor control
- SWM is the only non-cigarette company that manufactures RTL outside of China, and has a 50%+ global share excluding China
- RTL is primarily used in western style, premium cigarettes, particularly reduced tar cigarettes. As developing countries potentially migrate toward these products, demand for RTL could increase long-term
- 2nd JV with Chinese tobacco monopoly for RTL started production in late 2014, expected to be strong profit driver in 2015 and beyond

2014 Revenue ≈ $170 million

* Excludes Chinese JV

Filtration

- SWM acquired DelStar in December 2013 for $230 million
- DelStar produces plastic nettings and a variety of other plastic and non-woven products
- DelStar's broad customer base is primarily focused on filtration, healthcare, and a variety of industrial applications
- For ten years, DelStar has delivered double-digit CAGRs in revenue and EBITDA, long-term trends remain favorable
- Two acquisitions in healthcare and air filtration in December 2014 expected to contribute approximately $35+ million of annual revenue

2014 Revenue ≈ $125 million

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential

6

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Overview – Infrastructure 7 SWM has a global manufacturing infrastructure; U.S.-centric Filtration segment becoming more international with access to global footprint and acquisitions China 9% Paper Paper Recon Paper Paper Recon Filtration Filtration SWM’s Operational Excellence program, rooted in Lean Six Sigma, has historically delivered $20 - $25 million of annual cost savings and inflationary offsets Filtration Western Europe, 23% North America, 32% Eastern Europe, 12% Latin America, 6% China, 15% Asia Pacific, 9% Other, 3% 2014 Revenue 1 1 Includes SWM sales of $794mm and revenue of unconsolidated joint venture CTM

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Overview – Operational and Strategic Outlook 8 Monetization of key tobacco paper technology driving capital return to shareholders, and providing financial flexibility to diversify into adjacencies with favorable growth prospects •Maintain a leadership position in tobacco paper industry • Prudently invest in select regions (Asia) and products (LIP) to capitalize on our technologies and relationships • Opportunistic approach to industry consolidation • Efficiently manage capacity in the face of smoking declines • Explore further acquisitions and internal diversification projects to broaden customer base • DelStar was SWM’s cornerstone to expand into attractive filtration, healthcare and industrial segments • 2014 acquisitions demonstrate ability to build upon platform, increased focus on more sizable targets in 2015 and beyond • New Advanced Fibers and Materials group to accelerate commercialization of non-tobacco paper products • Drive cash flow to support long-term profit and dividend growth • Management is focused on all cash flow drivers…operational performance, working capital improvements, and tax efficiency • Balanced Capital Allocation Strategy allows for capital returns to shareholders, while supporting investments in diversification and tobacco

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Agenda Overview Paper & RTL Segments  Filtration Segment 9 Growth Catalysts Financials Summary

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Paper Segment – Products SWM is the global leader in cigarette paper through focus on solving customer issues, collaborative relationships, leading innovation and global capabilities 10 LIP technology is a key profit driver for SWM; 100% compliance regulated in North America and Western Europe Plug Wrap Paper Tipping Paper Reconstituted Tobacco Cigarette Paper LIP “bands” create areas of low air diffusion, causing self-extinguishment if not actively smoked…fire safety feature A cigarette is a system of highly engineered components, each designed to meet specific customer requirements (air flow, burn rate, etc.) • SWM is the leading producer of commercially proven cigarette paper for LIP cigarettes with strong patent portfolio - Production capacity in U.S., Poland, and France - Royalty income from top competitor - Initiated infringement action in early 2015 against a competitor not currently under license agreement • Water-based ALGINEX® technology enables cigarette manufacturers to meet regulatory requirements without interfering in the smoking experience

RTL Segment – Products

SWM
engineered for tomorrow

Reconstituted Tobacco Leaf is a highly engineered tobacco "sheet" made from recycling tobacco by-products and remnants

RTL offers 3 key benefits

1) **Harmful Constituents Reduction** – lower tar and nicotine delivery
2) **Cost** – RTL's finished good price is cheaper than high-grade virgin tobacco
3) **Flavor Control** – Processing allows for flavor enhancements, via customer's proprietary "recipe"

- SWM is the only non-cigarette maker outside of China to produce RTL
- Most Chinese makers produce a less sophisticated "filler" product without achieving flavor control
- A few cigarette makers (e.g., Altria, Reynolds) have internal capacity



Tobacco By-Products
Water
Fibrous Portion
Soluble Portion
Web formation
Concentration
Reconstituted tobacco

RTL is a key component of Western-style cigarettes, especially reduced tar products. Long-term opportunities include 1) developing countries' potential migration to premium-style cigarettes and 2) SWM's development of RTL with improved taste

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential

11

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Philip Morris Intl 14% BAT 10% Imperial 4% Japan Tobacco 8% China 40% Other 21% PM-USA 2% Paper & RTL Segments – Customers 12 SWM’s extensive expertise in the engineering and production of specialty lightweight papers has been leveraged primarily in the tobacco industry China 9% • Relationships averaging more than 50 years among five leading multinational customers • Typically 1 -3 year supply contracts, often commitments based on % allocation of customer production volume • Top six customers account for ~80% of global cigarette production (including China) 2013 Global Cigarette Production (Units) SWM 2014 Sales by Customer 1 1 Includes SWM sales from Paper and RTL segments of $667mm and revenue of unconsolidated joint venture CTM (excludes Filtration segment) Source: SWM management Philip Morris Intl, 11% BAT, 14% Imperial, 6% Japan Tobacco, 15% China, 16% Other, 28% PM-USA, 10%

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Paper & RTL Segments – Tobacco End-Market 13 Global Cigarette Consumption 2013: 5.8 trillion sticks, -1% (-3% excluding China) Am & Oceania 2013: -4% ~6% of global Latin America 2013: -2% ~4% of global Europe 2013: -7% ~9% of global China 2013:+3% ~43% of global Asia & Japan 2013: -2% ~20% of global CIS 12 countries 2013: -6% ~9% of global Africa & M. East 2013: +0% ~9% of global SWM SWM SWM SWM SWM SWM tobacco paper and/or RTL production Source: Internal SWM estimates

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential SWM, 54% Reynolds, 11% KT&G, 7% Japan Tobacco, 14% Altria, 14% SWM, 34% Delfort, 24% Glatz, 14% MyC, 8% BMJ, 11% Other, 9% Global Positioning – RTL1 Total: 132k tons Paper & RTL Segments – Tobacco End-Market 1 Share by volume, excluding China Source: Company filings, SWM management Global Positioning – Cigarette Paper1 14 Product SWM Delfort Glatz Miquel y Costa BMJ RTL ++++ Cig Paper – LIP ++++ ++++ + + Cig Paper – Conventional ++++ ++++ +++ ++ +++ Focus on Tobacco ++++ ++ ++++ ++ +++ Competition in cigarette paper is concentrated with a handful of key players; SWM is the leader due to product innovation, service, and global capabilities

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Paper & RTL Segments – Tobacco End-Market 15 Marketplace Trends / Developments Comments / Impacts LIP compliance adopted in North America and Western Europe 2010 - 2012, potential further international adoptions - SWM’s technology preferred choice - Potential profit boosts, particularly when legislated in large geographies - High-margin product warrants measures to protect Intellectual Property (2015 action) Increasing global regulations for harm reduction (i.e., tar, nicotine) - Global migration trend towards lower-tar cigarettes which use RTL (i.e., China) - Launched new RTL JV in China in late 2014 - Long-term RTL growth potential in Asia Global cigarette consumption flat: - Declines in U.S. and Europe - Slight Growth in Asia - Volume pressure for SWM, heavy focus on U.S. and Western Europe - Established JVs with Chinese tobacco monopoly, very profitable - Potential for additional JVs in China Historical smoking attrition rates in developed countries of 3% - 4% accelerated in 2013 to 5% - 7%, stabilized in 2014 back to 3% - 4% - SWM tobacco paper competitors becoming more aggressive to combat volume declines - 2014 restructurings in Paper and RTL manufacturing and overhead, ongoing evaluation of capacity rationalizations - Long-term diversification is a priority Increased competition, certain capacity increases in Asia - LIP pricing more challenging as competitors vie for share - SWM premium price point for LIP converging toward competitive prices - New paper capacity in recent years in Indonesia and Vietnam, conventional cigarette paper more competitive globally Cigarette manufacturers built substantial RTL inventory in 2012 and 2013 - Large inventory overhang in RTL caused 20%+ volume decline in Recon segment in 2014 - SWM restructured Recon segment to reduce capacity - Recon segment expected to stabilize in 2015

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Agenda Overview Paper & RTL Segments Filtration Segment  16 Growth Catalysts Financials Summary

Filtration Segment – Products

SWM produces highly engineered filtration components; several niche products have secured strong footholds in water, industrial, and healthcare sub-segments

Plastic Netting



NALTEX

- Largest product line
- Spacer material between reverse osmosis (RO) filter membranes
- Cartridge filter pleat support for industrial applications
- An industry leader through precision control of thickness, aperture size, and flow performance

Plastic Tubes



CORETEC

- Highly engineered extruded rods, cores, tubes, and pipes
- An industry leader in center cores for reverse osmosis water filters
- Other industrial applications

Non-Wovens



DELPORE

- Meltblown materials
- Predominantly sold into non-water filtration applications such as fuel and other liquids

Apertured Films



DELNET

- Plastic films with customized symmetrical hole/aperture patterns
- Balanced mix of filtration, healthcare, and industrial applications

Composite Materials



STRATEX

- Engineered composite – lamination of multiple layers of nets, nonwovens or textile products
- Primary product is composite of Delnet and non-wovens, used in finger bandages
- Highly innovative solution to large healthcare customer


CORETEC CENTER TUBE
PERMEATE
Brine Seal
CONCENTRATE
NALTEX
FEED
FEED
Anti Telescoping Device
PERMEATE
Membrane (cast on substrate)
Permeate Carrier-Tricot





© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential

17

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Filtration Segment – Customers 18 A culture of customer intimacy and innovation regularly results in co-development and proprietary R&D work for many top customers, which often leads to unique exclusivity and sole source arrangements Filtration ≈ 69% of 2014 Revenue Healthcare ≈ 13% of 2014 Revenue Industrial ≈ 18% of 2014 Revenue Top 10 customers represent nearly half of Filtration revenues, are blue chip companies and leaders in their industries, however, none were 10%+ of 2014 segment revenue  Spacer netting and center cores to major global RO filter manufacturers  Drainage and support materials to major specialty cartridge filter makers in semi-conductor, beverage, power generation, and process water industries  Support netting and composites to top global producers of oil and gas filters for automotive and heavy industrial applications  Filter media to leading manufacturers of surgical masks and respirators  Air filter media for a dominant US based HVAC filter manufacturer  Exclusive supplier of bandage pad materials to top brands  Additional relationships in bandage pads in private label/generic  Specialty components to leading professional and hospital wound care manufacturers  Netting to top North American oil and gas pipeline distributor  Niche specialty nettings and nonwovens to top apparel, packaging, and agricultural companies

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Filtration Segment – End-Markets 19 Water Filtration Global demand for reverse osmosis (RO) water filtration is growing at approximately 10% per year, and SWM is well- positioned to capitalize on this growth Exposure to fast-growing water and other filtration, healthcare, and industrial segments offers a dynamic growth component to SWM outlook CORETEC CENTER TUBE CONCENTRATE FEED PERMEATE Brine Seal PERMEATE NALTEX Anti Telescoping Device FEED Membrane (cast on substrate ) Permeate Carrier- Tricot Reverse Osmosis Filtration Device Spacer Netting (Naltex) and center cores (Coretec) are critical components of RO devices and SWM has strong footholds in each of these categories • Desalination is the fast-growing RO application • Population tripled in 20th century, water use grew 6x • 1 in 5 don’t have access to safe drinking water • China represents large opportunity for desalinated water and is expected to grow production 4x by 2020(1) 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2012 2013 2014 2015 Planned Global Desalination Installation (# Modules, 000s) (1) Asia Water Project, SBI Energy Research and Global Water Intelligence Sources: Edison Investment Research, Nonwovens Industry Association EDANA, BCC Communications, Global Water Intelligence, SWM internal estimates

Filtration Segment – End-Markets

SWM
engineered for tomorrow

Other Filtration

Other liquid, fuel, and air filtration, primarily in automotive and aerospace, exhibit growth rates in the 5% - 7% range due to expansion of China and India and a global tightening of environmental standards

Key Drivers:

- Legislation governing water cleanliness
- Growth in beverage filtration
- High-end semiconductor water filtration
- Cabin air, face mask, HVAC and vacuum filtration
- New requirements in fuel filtration and new product development, auto
- OEM demand, auto



SWM produces plastic netting, apertured film and meltblown media, and distributes other media for pleat support, sleeving, etc. for diverse filtration demands

Healthcare

SWM has penetrated the finger bandage, wound dressings and surgical mask segments, and continuously seeks new applications and customer relationships to leverage expertise in the field

Key Drivers:

- Several innovations with leading finger-bandage manufacturers
  - *Co-Development enhances customer intimate philosophy*
- Growth in overall healthcare demand
- Improving bandage technologies with new product offerings





The healthcare market uses nonwovens in a broad range of applications, and SWM delivers unique innovations, often involving composite materials

Industrial

Products have a variety of other uses in areas such as industrial flow media, agriculture and food, building and construction, apparel, packaging & protection

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential

20

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential 21 Filtration Segment – Recent Strategic Acquisitions • Acquired assets from Smith & Nephew’s Wound Management Division, plant in the UK • Expected annual revenue $16+ million • Key product lines are resin-based nets, foams, films and tapes used in a variety of medical applications – Foam pads, wound management, first aid, wound management, skin contact, ostomy components • Key strategic rationale: – Doubling SWM’s presence in medical field with new capabilities – Previously regarded internally as “in-house” provider for parent, but will now be managed for growth under SWM – Further builds Filtration segment’s European presence – Opportunities for cost savings Combined, the acquisitions are expected to contribute $35+ million in revenue and $0.08 - $0.10 to SWM’s 2015 Adjusted EPS, highlighting attractive values expected from follow-on transactions when we acquired DelStar Two acquisitions in 2014 bolstered SWM’s presence in both air filtration and healthcare applications; total purchase consideration was approximately $30 million HEALTHCARE AIR FILTRATION • Acquired assets from Pronamic Industries, plant in North Carolina • Expected annual revenue $20+ million • Key product lines are resin-based rolled-goods used in a wide range of HVAC applications – Primarily residential and commercial HVAC filters ranging from standard to high-performance • Key strategic rationale: – Significant inroads into air filtration, new products and technologies – Key high-margin product line (electrostatic filtration media) has high growth potential – Opportunity to significantly expand customer base with access to SWM’s Filtration sales force

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Agenda Overview Paper & RTL Segments Filtration Segment 22 Growth Catalysts  Financials Summary

Growth Catalysts – Highlights

SWM engineered for tomorrow

SWM has multiple potential growth catalysts across the business through high-margin products, attractive geographies and growing end-markets

Global LIP Adoptions

- Only ~15% of global cigarette consumption under LIP regulation
- South Korea announced 2015 implementation, however uncertainty remains regarding technical standards
- Several other countries examining regulations, could adopt in next 2 – 5 years; SWM has no control or visibility into pace of adoptions
- LIP adoptions have historically led to segment share gains as cigarette makers rationalize to leading LIP suppliers
- LIP adoptions have also historically lifted profits as low-margin conventional paper is replaced by high-margin LIP paper

China

- Chinese tobacco demand is significant; SWM Paper JV continues to perform well, operating near full capacity
- Opened new RTL mill in 2014 via China JV to expand capabilities in the region, expected to be profitable in 2015
- Preparing for LIP adoption, potentially in 5 – 10 years
- Long-term trend in China to consolidate industry to premium segment and open borders; SWM positioned to be strategic partner

Filtration / Diversification

- Favorable long-term trends in Filtration segment end-markets, particularly water filtration
- Support Filtration segment with access to global operations, Operational Excellence program, and capital support
- Organic initiatives leveraging assets and manufacturing expertise to accelerate push into non-tobacco paper products; new Advanced Fibers and Materials group
- Actively pursuing more significant M&A targets to further build Filtration segment and specialty paper/engineered materials to complement SWM's existing assets

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential

23

Growth Catalysts – LIP

With only ~15% of global cigarette production under LIP regulation, a sizeable opportunity remains for global adoption

- **SWM's LIP technology became preferred choice… a "game-changer" for SWM**
  - High-margin product driven by industry-leading R&D and technology
  - Extensive portfolio of SWM patents and trade secrets, track record defending Intellectual Property
- **North America LIP regulation in 2010, EU LIP regulation in 2011**
  - Adoptions driven by governmental regulation, World Health Organization continues to recommend global adoption
  - Timing of potential adoptions is uncertain, SWM has no ability to influence regulations

---

- **Potential implementations in next several years:**
  South Korea, Russia, Brazil, Japan, and Turkey
  - South Korea announced LIP regulations effective mid-2015; could increase global LIP paper demand by up to 6%, however uncertainty on technical standards to be adopted; potential competing technology from local cigarette maker if standards adopted are different than other regions
  - Russia is the largest opportunity; geopolitical events have interfered with planned votes, visibility on future voting is limited
  - **These 5 countries, in aggregate, could represent up to $0.70 of EPS with LIP adoption, assuming today's cigarette consumption and pricing conditions**


Regulation in place
Potential implementation in next several years

SWM has 40%+ direct share in European Union, with another ≈ 40% under license agreement with largest competitor; 90%+ in North America (vast majority direct)

Source: SWM management

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential

24

Growth Catalysts – China

China is the largest and fastest growing tobacco geography; two long-term trends are working in SWM's favor…1) Shift to premium, and 2) harm reduction


Index: China Versus the World Cigarette Consumption 2011-2016
Index 2011 = 100
115.0
110.0
105.0
100.0
95.0
90.0
2011
2012
2013
2014
World
China
World ex China


China Cigarette Consumption by Price Band 2006 / 2011 / 2016
Billion sticks
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2006
2011
2016
Premium
Mid-priced
Economy


China Cigarette Consumption by Tar Level 2006 / 2011 / 2016
Tar ceiling of 10mg by 2015.
SWM views
Billion sticks
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2006
2011
2016
High tar
Mid tar
Low tar

- China dominates global tobacco industry with 40% of consumption
- Chinese smokers are 'trading up'
- Premium cigarette's segment share was 5% in 2006 and is expected to reach 16% by 2016
- Shift away from high tar cigarettes, driven by legislation
  - Chinese government reducing permitted tar & nicotine levels – efforts are expected to effectively double RTL demand from 70,000 tons to 150,000, supporting new SWM JV (30,000 capacity)

SWM specializes in "mid-level/premium" and is the strongest strategically positioned non-Chinese supplier in the country through 50/50 JVs with Chinese Tobacco Monopoly

Source: Euromonitor International

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential

25

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Growth Catalysts – China Joint Ventures • SWM ownership: 50% (signed in 2011) • Start-up: 2014 • SWM equity contribution: ≈ $35 million • Potential Annual Net Income (SWM share): $8 - $10 million • Run-rate expected to be achieved in 2016 • Potential annual total revenue: $90-$100 million • Capacity: 30,000 tons annually, ≈ 20% - 25% of estimated Chinese demand 26 • SWM ownership: 50% (signed in 2005) • Start-up: 2008 • SWM equity contribution: $24 million • Annual Net Income (SWM Share): $3 - $4 million • Annual total revenue: $60 - $65 million China Tobacco Schweitzer (CTS) RTL Operations China Tobacco Mauduit (CTM) Paper Operations SWM is one of very few Western companies to partner with China National Tobacco, which is second largest source of revenue for the Chinese government

Growth Catalysts – Filtration & Other Diversification

SWM
engineered for tomorrow

DelStar served as SWM's platform acquisition into high-growth filtration, healthcare, and niche industrial categories, with actionable synergy opportunities

- **Expand global presence of Filtration segment: Europe**
  - 2015 expansion of DelStar at existing SWM site in Poland; cost savings on existing European business, platform for growth
- **Product expansion: SWM paper to Filtration customers**
  - Significant capacity and expertise in engineering lightweight, porous papers
  - Now have access to filtration, healthcare, and industrial customers, potential to develop and commercialize new products
- **Operational Excellence (Costs & Efficiencies)**
  - Scrap reduction, expanding capacity on existing assets
- **M&A: SWM redeploying cash flow into growth industries**
  - Acquisitions in late 2014 in filtration and healthcare (also support European expansion with acquired facility in UK)
  - Continue to pursue complementary acquisitions

SWM also remains committed to diversification through organic investments and sizeable acquisitions that complement existing businesses and newly formed Advance Fibers and Materials (AF&M) group

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential

27

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Agenda Overview Paper & RTL Segments Filtration Segment 28 Growth Catalysts Financials  Summary

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential 29 Financials – Recent Results (1) GAAP Net (Loss) Income from Continuing Operations includes restructuring and impairment expenses. (2) Excludes restructuring and impairment expenses, income tax valuation adjustments, provision for losses on business tax credits, accelerated depreciation of assets in Brazil, CTS startup expenses, and purchase accounting adjustments. A reconciliation of this non-GAAP measure can be found at the end of this presentation. (3) Free cash flow defined as operating cash flow less capital expenditures and software spending ($ in millions, except per share amounts) 2012 2013 2014 4Q13 4Q14 Net Sales $778.5 $772.8 $794.3 $196.5 $181.7 Net Income (Loss) from Continuing Operations (1) 104.1 78.5 89.7 (11.2) 18.4 Adjusted Net Income from Continuing Operations(2) 119.0 120.2 105.9 28.5 23.3 Adjusted Diluted EPS – Continuing Operations(2) $3.77 $3.82 $3.46 $0.91 $0.77 Adjusted EBITDA from Continuing Operations (2) 216.8 213.0 177.7 51.4 37.8 Adjusted EBITDA Margin % 27.9% 27.6% 22.4% 26.2% 20.8% Cash provided by Continuing Operations 178.1 175.8 166.4 Capital Expenditures 27.2 29.1 35.1 Free Cash Flow (3) 150.0 146.2 130.3 Net Debt/(Cash) $4.8 $113.4 $149.8

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential 2014 Cash Uses: • Capital spending: $35 million (including Filtration) • Final CTS funding: $9 million • Dividends: $45 million • Share Buyback: $50 million • Filtration Segment Acquisitions: $30 million (1) Net Debt (Cash) is defined as Total Debt less Cash & Cash Equivalents. (2) Net Debt (Cash) divided by trailing 4 quarters of Adjusted EBITDA. 30 Financials – Capital Structure & Liquidity Despite a challenging 2014, SWM generated strong cash flow; ample liquidity to fund expected investments and dividends and maintain balance sheet flexibility 2015 Expected Cash Uses: • Capital Spending: $30 million - $35 million • Dividends: $45 million • Acquisitions: TBD $ millions 4Q 2014 4Q 2013 Revolving Credit Agreement $425.1 $367.7 Other 15.0 17.7 Total Debt $440.1 $385.4 Cash $290.3 $272.0 Net Debt (1) $149.8 $113.4 Net Debt to Adjusted EBITDA Ratio (2) 0.8x 0.5x

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential • Tobacco business • Selective tobacco-related investments - Products (LIP), Geographies (China) - Operational improvements - Industry Consolidation • Diversification and acquisitions • Filtration segment organic investment opportunities - Global expansion - New product capabilities - Operational improvements • Further acquisitions in filtration, healthcare, and industrial end-markets with focus on accretion and IRR • Organic investments and potential M&A in Advanced Fibers & Materials to develop and commercialize value-added products outside of tobacco • Return of capital – target 1/3 of Free Cash Flow or higher • Potential for consistent long-term dividend growth 31 Financials – Capital Allocation Strategy

Financials – 2014 Review & 2015 Outlook

SWM
engineered for tomorrow

2014 Review

- Adjusted EPS from Continuing Operations of $3.46 exceeded $3.40 guidance (see non-GAAP reconciliation in appendix)
  - Adjusted EBITDA: $178 million   Free Cash Flow: $130 million
- Recon volumes down 28%, driven by customer inventory overhang, blend reformulations, and labor strike
- Pricing concessions on LIP to maintain leading shares
- Paper volume declines in 1H:14 drove pursuit of "filler" volume, negative mix impact in 2H:14
- Lowered tax rate to ~20% (versus 31% in 2013)
- Late 2014 Euro decline
- Chinese RTL JV (CTS) opened
- 2 Filtration segment acquisitions closed in December
- Announcement of 2015 LIP regulations in South Korea
- Initiated restructurings in manufacturing and SG&A
- $50 million stock buyback, 5.7% dividend increase

2015 Outlook

- Outlook is $3.50 in Adjusted EPS
- Includes negative currency impact estimated at $0.20
- CTS launch expected to contribute $0.16
- Two Filtration segment acquisitions expected to contribute $0.08 - $0.10
- Restructuring benefits from 2014 actions, more actions being evaluated
- Organic growth in Filtration segment, global expansion
- Stabilization of Recon segment
- Continued smoking attrition in key geographies
- Continued LIP pricing pressure, expected to abate in 2016
- Nominal impact for South Korean LIP implementation assumed; consumption and regulation uncertainties
- Patent infringement litigation against LIP competitor
- Focus on additional M&A, likely larger than 2014 deals
- Tax rate expected in low-20% range

Tobacco challenges in 2014, but cash flow remained strong; 2015 guidance reflects profit drivers – Recon JV in China, restructurings, two acquisitions, organic growth in Filtration – offset by lower LIP pricing, smoking attrition, and a weakened Euro

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential
32

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Agenda Overview Paper & RTL Segments Filtration Segment 33 Growth Catalysts Financials Summary 

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Summary – Investment Considerations 34 Execution, customer intimacy, and technology are our foundation for success and provide strong financial footing for future growth Cash Flow from Tobacco Operations Management Execution & Financial Discipline Diversification into High- Growth Areas (Filtration) Growing Dividend & Stock Buybacks Innovation & Technical Capabilities Selective Tobacco Growth Opportunities Deep Customer Relationships Liquidity for Diversification / AF&M Investments Steady Return of Capital to Shareholders

Appendix / Additional Slides 35

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential 36 Sustainability’s 4 Working Themes

Key Initiatives

Risk Management	• ERM (Enterprise Risk Management) • Compliance Program • QEHS (Quality, Environment, Health & Safety) Management System : add value
Environment	• Energy- Air emissions : reduce CO2 emissions by 20% in 2015 versus 2011 baseline • Water Management : reduce water consumption by 12% in 2015 versus 2011 baseline • Waste Management : reduce fiber loss by 16% in 2015 versus 2011 baseline. Increase waste sorting and recycling above 93% • Biodiversity : source pulps and fibers from well managed forests
People	• Talent Management : Performance Management, Succession Planning • Employee Engagement : Global Employee Engagement Survey • Health & Safety : achieve target of Loss Time Accidents < 0.7 /million hours. Achieve target of Recordable Accidents < 5.2 /million hours • Engagement with Local Communities : support initiatives, share and celebrate
Value Chain	• Innovation & Product Stewardship : develop Good Manufacturing Practices (GMP) focusing on Traceability & Integrity. Support diversification ambitions and activities • Communication & Reporting : submit to CDP (Carbon Disclosure Project) and achieve disclosure score > 85. Set up GRI (Global Reporting Initiative). Develop assurance & verification. • Sustainable Procurement : periodically assess suppliers' performance

37

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential

© 2015Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Manufacturing Cost Components – 2014 38 Labor, 25% Wood Pulp, 9% Energy, 10% Chemicals, 8% D,T,I, 6% Veg. Fiber, 5% Other, 37%

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2000 2002 2004 2006 2008 2010 2012 2014 M il li o n s Capital Spending 39 P D M R e stru c tu ri n g B ra z il # 6 P M P h ilip p in e R T L E U L IP P h ilip p in e R T L Fi ltra tio n

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Non-GAAP Reconciliations Note: Non-GAAP info spreadsheet saved in applicable SEC filing folder. Copy, paste as enhanced metafile with white fill to eliminate grid lines Certain financial measures and comments contained in this presentation are “non-GAAP” financial measures, specifically measurements which exclude currency impacts, restructuring and impairment expenses, significant reserve adjustments on business tax credits, purchase accounting adjustments, income tax valuation allowance adjustments and Philippine inventory impairment charges. We believe that investors’ understanding is enhanced by disclosing financial measurements without restructuring and impairment expenses and currency changes as a reasonable basis for comparison of our ongoing results of operations. Constant Currency Net Sales: FY 2012 FY 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 YTD 2014 Net Sales 778.5$ 772.8$ 204.7$ 203.6$ 204.3$ 181.7$ 794.3$ Plus: Currency impact compared to prior year 56.0 (13.2) (0.8) (5.0) (4.5) 8.4 (1.9) Constant Currency Net Sales 834.5$ 759.6$ 203.9$ 198.6$ 199.8$ 190.1$ 792.4$ Adjusted Operating Profit from Continuing Operations: FY 2012 FY 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 YTD 2014 Operating Profit (Loss) from Continuing Operations 151.7$ 124.9$ 33.1$ 30.5$ 25.2$ 17.3$ 106.1$ Plus: Restructuring and Impairment Expense 21.4 41.3 0.1 3.2 3.3 6.5 13.1 Plus: Brazil accelerated depreciation - - - - - 1.2 1.2 Plus: Purchase accounting adjustments - 1.1 4.1 0.8 0.8 0.7 6.4 Adjusted Operating Profit (Loss) from Continuing Operations 173.1$ 167.3$ 37.3$ 34.5$ 29.3$ 25.7$ 126.8$ Adjusted Net Income (Loss) from Continuing Operations: FY 2012 FY 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 YTD 2014 Net income (loss) from continuing operations 104.1$ 78.5$ 23.2$ 25.0$ 23.1$ 18.4$ 89.7$ Plus: Restructuring and impairment expense, net of taxes 14.9 39.9 0.1 2.0 2.5 4.2 8.8 Plus: Purchase accounting adjustments, net of taxes - 0.7 2.5 0.5 0.6 0.5 4.1 Plus: Brazil accelerated depreciation - - - - - 1.2 1.2 Plus: CTS start-up expenses - - 0.3 0.7 2.1 (1.0) 2.1 Plus: Income tax valuation allow ance adjustments - 1.1 - - - - - Adjusted Net Income from Continuing Operations 119.0$ 120.2$ 26.1$ 28.2$ 28.3$ 23.3$ 105.9$ EBIT, Adjusted EBIT and Adjusted EBITDA from Continuing Operations: FY 2012 FY 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 YTD 2014 Net income from Continuing Operations 104.1$ 78.5$ 23.2$ 25.0$ 23.1$ 18.4$ 89.7$ Plus: I terest expense 3.3 2.9 1.5 2.1 1.8 1.8 7.2 Plu : Tax provi o (benefit) 49.5 53.0 9.8 6.5 2.3 1.9 20.5 EBIT from Continuing Operations 156.9 134.4 34.5 33.6 27.2 22.1 117.4 Plus: Restructuring and impairment expense 21.4 41.3 0.1 3.2 3.3 6.5 13.1 Adjusted EBIT from Continuing Operations 178.3 175.7 34.6 36.8 30.5 28.6 130.5 Plus: Depreciation & amortization 38.5 37.3 13.1 10.5 11.3 10.2 45.1 Plus: CTS start-up expenses - - 0.3 0.7 2.1 (1.0) 2.1 Adjusted EBITDA from Continuing Operations 216.8$ 213.0$ 48.0$ 48.0$ 43.9$ 37.8$ 177.7$

© 2015 Schweitzer-Mauduit International, Inc. All Rights Reserved. Confidential Non-GAAP Reconciliations – Con’t Note: Non-GAAP info spreadsheet saved in applicable SEC filing folder. Copy, paste as enhanced metafile with white fill to eliminate grid lines Certain financial measures and comments contained in this presentation are “non-GAAP” financial measures, specifically measurements which exclude currency impacts, restructuring and impairment expenses, significant reserve adjustments on business tax credits, purchase accounting adjustments, income tax valuation allowance adjustments and Philippine inventory impairment charges. We believe that investors’ understanding is enhanced by disclosing financial measurements without restructuring and impairment expenses and currency changes as a reasonable basis for comparison of our ongoing results of operations. Adjusted Earnings Per Share from Continuing Operations - Diluted FY 2012 FY 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 YTD 2014 Diluted net income per share from continuing operations 3.29$ 2.49$ 0.75$ 0.81$ 0.76$ 0.61$ 2.93$ Plus: Purchase accounting adjustments per share - 0.02 0.08 0.01 0.03 0.01 0.13 Plus: Restructuring and impairment expense per share 0.48 1.28 - 0.07 0.08 0.14 0.29 Plus: Brazil accelerated depreciation - - - - - 0.04 0.04 Plus: CTS start-up expense per share - - 0.01 0.02 0.07 (0.03) 0.07 Plus: Income tax valuation allow ance adjustments per share - 0.03 - - - - - Adjusted Earnings Per Share from Continuing Operations - Diluted 3.77$ 3.82$ 0.84$ 0.91$ 0.94$ 0.77$ 3.46$ Adjusted Diluted Earnings Per Share: FY 2012 FY 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 YTD 2014 Diluted net income per share 2.51$ 2.42$ 0.75$ 0.81$ 0.76$ 0.61$ 2.93$ Plus: Purchase accounting adjustments per share - 0.02 0.08 0.01 0.03 0.01 0.13 Plus: Brazil accelerated depreciation - - - - - 0.04 0.04 Plus: CTS start-up expense per share - - 0.01 0.02 0.07 (0.03) 0.07 Plus: Restructuring and impairment expense per share - Continuing Operations 0.48 1.28 - 0.07 0.08 0.14 0.29 Plus: Restructuring and impairment expense per share - Discontinued Operations 0.34 0.06 - - - - - Plus: Income tax valuation allow ance adjustments per share 0.08 0.03 - - - - - Plus: Provision for losses on business tax credits per share 0.06 - - - - - - A just E ing Per Share - Diluted 3.47$ 3.81$ 0.84$ 0.91$ 0.94$ 0.77$ 3.46$ Free Cash Flow FY 2012 FY 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 YTD 2014 Cash provided by Operating Activities by Continuing Operations 178.1$ 175.8$ 18.6$ 37.9$ 34.6$ 75.3$ 166.4$ Less: Capital spending (27.2) (29.1) (8.1) (7.0) (11.1) (8.9) (35.1) Less: Capitalized softw are expenditure (0.9) (0.5) (0.1) (0.1) (0.3) (0.5) (1.0) Free Cash Flow 150.00$ 146.20$ 10.40$ 30.80$ 23.20$ 65.90$ 130.30$